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                                                                  Exhibit 23.3


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Procept, Inc. on Amendment No. 1 to Form S-3 of our report of Pacific Pharmaceuticals, Inc. for the year ended March 31, 1998 dated July 8, 1998, appearing in the Form S-4 of Procept, Inc. and to the reference to us under the heading "Experts" in the prospectus, which is a part of this Registration Statement.

                                      /s/ DELOITTE & TOUCHE LLP

San Diego, California
December 21, 1999